UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 26, 2014

Biolase, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-19627	87-0442441
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4 Cromwell, Irvine, California		92618
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	949-361-1200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 26, 2014, the Board of Directors (the "Board") of Biolase, Inc. (the "Company") approved certain amendments to the Company’s bylaws, effective immediately upon approval by the Board. The amendments are reflected in the Sixth Amended and Restated Bylaws of the Company (the "Amended and Restated Bylaws"), a copy of which is attached hereto as Exhibit 3.1. Among other things, the Amended and Restated Bylaws effect changes to the bylaws so as to:

(1) provide that, commencing as of the election of directors at the Company’s 2014 annual meeting of stockholders, the maximum number of directors shall be decreased from nine to five;

(2) modify the indemnification provisions set forth in Article 10, so as to (a) eliminate mandatory indemnification of employees, agents and certain other persons, such that only directors and officers have rights to indemnification under the Amended and Restated Bylaws, (b) eliminate mandatory advancement of expenses for officers, employees, agents and certain other persons, such that only directors have rights to advancement of expenses under the Amended and Restated Bylaws, (c) provide that no director or officer shall have any rights to indemnification under the Amended and Restated Bylaws, and no director shall have any rights to the advancement of expenses under the Amended and Restated Bylaws, in connection with any proceeding (or part thereof) initiated by such director or officer unless such proceeding (or part thereof) was authorized by the Board and (d) provide that any amendment or modification of the indemnification provisions set forth in the Amended and Restated Bylaws shall generally be prospective only (except to the extent such amendment or change in law permits the Company to further limit or eliminate the liability of directors or officers) and shall not adversely affect any right or protection of any director or officer existing at the time of such amendment;

(3) add a new Article 12, (a) specifying Delaware state or federal courts as the exclusive forum for certain types of lawsuits and (b) shifting litigation expenses to the unsuccessful party if such unsuccessful party is a current or former director (or anyone on behalf of any current or former director) (each, a "Claiming Director") who, without prior Board approval, asserts any claim or initiates any proceeding against the Company or any of its directors or officers other than a claim or proceeding initiated by a Claiming Director for which such Claiming Director is entitled to (i) indemnification under Section 10.1 of the Amended and Restated Bylaws or any agreement with the Company or (ii) bring suit under Section 10.1(b) of the Amended and Restated Bylaws; and

(4) remove certain inapplicable provisions such as the references to the now-expired "Leadership Committee."

The above description of the changes effected by the Amended and Restated Bylaws is qualified in its entirety by the full text of the Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

3.1 Sixth Amended and Restated Bylaws of the Company, adopted June 26, 2014.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Biolase, Inc.

June 30, 2014	By:	/s/ Frederick D. Furry

Name: Frederick D. Furry
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

3.1	Sixth Amended and Restated Bylaws of Biolase, Inc., adopted June 26, 2014.